UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2019 (May 9, 2019)

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	0-8084	06-0739839
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street Clinton, CT		06413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 860-669-8636

Not Applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CTWS	The Nasdaq Stock Market, LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2019, Connecticut Water Service, Inc. (the “Company”) issued a press release announcing its first quarter 2019 financial results. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the SJW Group transaction are not satisfied; (2) the risk that the regulatory approvals required for the proposed transaction are not obtained at all, or if obtained, on the terms expected or on the anticipated schedule; (3) the risk that the California Public Utilities Commission’s (“CPUC”) investigation may cause delays in or otherwise adversely affect the proposed transaction and that SJW Group may be required to consummate the proposed transaction prior to the CPUC’s issuance of an order with respect to its investigation; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the proposed transaction; (6) the ability of each party to meet expectations regarding timing, completion and accounting and tax treatments of the proposed transaction; (7) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (8) changes in demand for water and other products and services; (9) unanticipated weather conditions; (10) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect the facilities, operations, financial condition, results of operations and reputation of Connecticut Water; (11) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (12) potential difficulties in employee retention as a result of the proposed transaction;

(13) unexpected costs, charges or expenses resulting from the proposed transaction; (14) the effect of the announcement or pendency of the proposed transaction on business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (15) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in its filings with the SEC, including, without limitation, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 9, 2019 (the “Annual Meeting”). At the Annual Meeting, the shareholders re-elected Heather Hunt, David C. Benoit and Kristen A. Johnson to the Company’s Board of Directors (the “Board”).

At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed to shareholders on March 28, 2019.

(1)     A proposal to elect three nominees to the Board to serve as Class I Directors, with Ms. Hunt, Mr. Benoit and Ms. Johnson to serve terms expiring at the 2022 annual meeting of shareholders. Each director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes
Heather Hunt	19,626,099	833,613	9,246,309
David C. Benoit	19,761,297	698,415	9,246,309
Kristen A. Johnson	18,942,729	1,516,983	9,246,309

(2)     A proposal to approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the 2019 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
19,049,622	1,182,450	227,640	9,246,309

(3)     A proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The proposal was approved and received the following votes:

For	Against	Abstain
28,964,850	592,506	118,665

Item 8.01	Other Events

2019 Annual Meeting of Shareholders

On May 9, 2019, the Company held its 2019 Annual Meeting of Shareholders at the Madison Beach Hotel in Madison, Connecticut. At the Annual Meeting, the Company’s shareholders elected a slate of three Class I Directors, approved a non-binding advisory resolution regarding the compensation of the Company’s named executive officers, and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as independent auditors for 2019.

The President/CEO and the CFO’s presentation at the Annual Meeting of Shareholders will be available for viewing for 30 days at the Company’s web site: www.ctwater.com/investors on the “Events & Presentations” page. A copy of this presentation is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

On May 9, 2019, the Company issued a press release regarding the results of the 2019 Annual Meeting. A copy of this press release is attached hereto as Exhibit 99.3 and is hereby incorporated herein by reference.

Award of Restricted Shares to Non-Employee Directors

On May 9, 2019, the Board approved the award of restricted shares of the Company’s Common Stock to each of the Company’s non-employee directors under the Company’s 2014 Performance Stock Program (the “Program”). These annual awards are consistent with a similar set of awards made in May of each year 2007-2018 pursuant to the Board’s director compensation policies established by the Board in 2007 and affirmed each year since.

In 2019, the number of shares of Common Stock comprising each restricted share award shall, in each case, be equal to $22,000 divided by the fair market value (as calculated under the Program) of a share of Common Stock on May 8, 2019, the day prior to date of grant, and rounded to the nearest whole share. The awards are not subject to the attainment of performance conditions and will vest in full as of May 9, 2020, the first anniversary of the date of grant. Each award will be evidenced by a written award agreement between the Company and the non-employee director.

A copy of the form of restricted share award agreement for non-employee directors is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Declaration of Dividends

At its May 9, 2019 organizational meeting, the Board declared a quarterly cash dividend of $0.3275 per common share payable on June 17, 2019 for shareholders of record as of June 3, 2019.

On May 9, 2019, the Company issued a press release regarding the declaration of dividends. A copy of this press release is attached hereto as Exhibit 99.4 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits:

The following documents are filed herewith as exhibits:

(d)    Exhibits

10.1	Form of Restricted Share Award Agreement for non-employee Directors under the Company’s 2014 Performance Stock Program (incorporated by reference from Exhibit 10.1 to current report on Form 8-K filed on May 11, 2015).

99.1	Company Press Release dated May 8, 2019 reporting earnings for the first quarter of 2019.

99.2	President/CEO and the CFO’s presentation at the Annual Meeting of Shareholders, May 9, 2019.

99.3	Company Press Release dated May 9, 2019 regarding Annual Meeting matters.

99.4	Company Press Release dated May 9, 2019 regarding declaration of dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.,
a Connecticut corporation

Date: May 10, 2019	By:	/s/ Robert J. Doffek
	Name:	Robert J. Doffek
	Title:	Chief Financial Officer, Treasurer and Controller